GOLDMAN SACHS TRUST

Institutional Shares of the

Goldman Sachs Global Managed Beta Fund

(the “Fund”)

Supplement dated October 16, 2020 to the

Prospectus dated December 27, 2019, as supplemented to date

Goldman Sachs Asset Management, L.P. (“GSAM”) has agreed to waive all management fees payable by the Fund, except those management fees it earns from the Fund’s investment of cash collateral received in connection with securities lending transactions in affiliated funds, through December 27, 2020 (the “Management Fee Waiver”). GSAM has determined not to renew the Management Fee Waiver. Accordingly, shareholders of the Fund who do not have a separate management agreement with GSAM will experience higher fees following the expiration of the Management Fee Waiver on December 27, 2020.

This supplement should be retained with your Prospectus for future reference.

MGDBETAFEESTK 10-20